                                                                    EXHIBIT 99.1

                           COLLINS AIKMAN CORPORATION
                        OCTOBER 2005 - FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)


                                                                 C A Can
                                                    Collins &   Domestic       C & A         JPS             Dura          C & A
                                                      Aikman     Holding     Products      Automotive,    Convertible   Development
                                                      Parent     Company        Co.             Inc.      Systems, Inc       Co.
                                        TOTAL        05-55927   05-55930       05-55932      05-55935       05-55942       05-55943
                                     -------------  --------- -----------  --------------  -------------  ------------  -----------
Net Outside Sales                    1,025,492,471          -           -     275,862,316    140,428,380    48,480,951            -
I/D Net Sales                           40,137,350          -           -       5,123,096         (3,314)           -             -
I/G Net Sales                           12,190,371          -           -     (18,316,854)    14,329,806     8,873,193            -
                                     -------------  --------- -----------  --------------  -------------  ------------  -----------
TOTAL SALES                          1,077,820,192          -           -     262,668,558    154,754,871    57,354,144            -

Cost of goods sold                     912,810,170          -           -     123,103,589    141,288,300    60,435,476            -
                                     -------------  --------- -----------  --------------  -------------  ------------  -----------
   GROSS PROFIT                        165,010,021          -           -     139,564,969     13,466,571    (3,081,332)           -

Selling, general and administrative
expenses                               113,081,898          -           -      97,619,696        151,902     1,821,847            -
                                     -------------  --------- -----------  --------------  -------------  ------------  -----------
   OPERATING INCOME                     51,928,123          -           -      41,945,273     13,314,669    (4,903,179)           -

Interest Expense, net                   42,057,790          -           -      42,097,303              -             -            -
Intercompany Interest, net             (17,043,196)         - (11,957,923)     (6,539,697)       258,594       144,063            -
Preferred Stock Accretion                        -          -           -               -              -             -            -
Miscellaneous (Income)/Expense               3,113          -           -           2,570              -             -            -
Corporate Allocation Adjustment         (8,992,797)         -           -     (31,948,877)     2,658,278       434,216            -
Commission Income                         (684,659)         -           -       (684,659)              -             -            -
Commission Expense                               -          -           -               -              -             -            -
Royalty Income                          (2,201,704)         -           -      (2,162,255)             -             -            -
Royalty Expense                                  -          -           -               -              -             -            -
Joint Venture (Income)/Expense             177,794          -           -               -              -             -            -
Minority Interest in Cons Net Income             -          -           -               -              -             -            -
Dividend Income                                  -          -           -               -              -             -            -
Discount/Income for Carcorp                  2,592          -           -           2,592              -             -            -
Gain/(Loss) Early Extinguishment
  of Debt                                        -          -           -               -              -             -            -
Discount/Premium on Hedges                       -          -           -               -              -             -            -
(Gain) / Loss on Hedges                          -          -           -               -              -             -            -
(Gain) / Loss on Swaps                           -          -           -               -              -             -            -
NAAIS Intercompany Sales Profit                  -          -           -               -              -             -            -
Loss on Sale of Receivables                      -          -           -               -              -             -            -
Restructuring Provision                          -          -           -               -              -             -            -
Foreign Transactions-(Gain)/Loss          (548,767)         -    (957,686)        566,032              -       (60,264)           -
Amort of Discount on NPV of
  Liabilities                                    -          -          -                -              -             -            -
Gain/(Loss) Sale-Leaseback
  Transaction                                    -          -          -                -              -             -            -
                                     -------------  --------- -----------  --------------  -------------  ------------  -----------
INCOME FROM CONTINUING OPERATIONS       39,157,956          -  12,915,609      40,612,264     10,397,797    (5,421,194)           -
BEFORE INCOME TAXES


Federal Tax                             (4,090,271)         -           -      (4,090,271)             -             -            -
State Income Tax                                 -          -           -               -              -             -            -
Foreign Income Tax                         101,188          -           -         101,188              -             -            -
                                     -------------  --------- -----------  --------------  -------------  ------------  -----------
INCOME FROM CONTINUING OPERATIONS       43,147,039          -  12,915,609      44,601,347     10,397,797    (5,421,194)          -

Discontinued Operations (Gain)/Loss     (6,328,634)         -           -               -              -             -            -
Gain/Loss on Sale of Divisions                   -          -           -               -              -             -            -
Extraordinary Items                              -          -           -               -              -             -            -
Integration                                      -          -           -               -              -             -            -
                                     -------------  --------- -----------  --------------  -------------  ------------  -----------
NET INCOME (LOSS)                       49,475,673          -  12,915,609      44,601,347     10,397,797    (5,421,194)           -
                                     =============  ========= ===========  ==============  =============  ============  ===========


                                     1 of 6

                           COLLINS AIKMAN CORPORATION
                        OCTOBER 2005 - FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)


                                                                                                          Textron
                                                                       Amco        C & A      C & A      Automotive     Brut
                                                         Southwest   Convertible Internatio-  Accessory   Interiors,    Plastics,
                                           Owosso, MI    Laminates     Fabrics    nal Corp.   Mats, Inc.      Inc.        Inc.
                                            05-55946     05-55948      05-55949    05-55951    05-55952    05-55956     05-55957
                                          ------------  -----------  ----------- -----------  ----------  -----------  -----------
Net Outside Sales                            4,757,506   48,174,600            -           -  62,690,554  192,566,407            -
I/D Net Sales                                  641,883            -            -           -           -   29,020,832            -
I/G Net Sales                                  479,005  (35,626,268)           -  11,631,713           -   (9,491,752)  10,349,583
                                          ------------   ----------  ----------- -----------  ----------  -----------  -----------
TOTAL SALES                                  5,878,393   12,548,333   11,631,713           -  53,198,802  231,936,822            -

Cost of goods sold                           6,689,829   10,242,046    6,514,240           -  43,192,662  232,971,094            -
                                          ------------   ----------  ----------- -----------  ----------  -----------  -----------
   GROSS PROFIT                               (811,436)   2,306,287    5,117,472           -  10,006,140   (1,034,272)           -

Selling, general and administrative
  expenses                                       1,127     (106,213)           -       6,532   1,978,370      197,157            -
                                          ------------   ----------  ----------- -----------  ----------  -----------  -----------
   OPERATING INCOME                           (812,562)   2,412,500    5,117,472      (6,532)  8,027,769   (1,231,429)           -

Interest Expense, net                                -            -            -           -           -            -            -
Intercompany Interest, net                           -            -            -           -     146,643      287,843            -
Preferred Stock Accretion                            -            -            -           -           -            -            -
Miscellaneous (Income)/Expense                       -            -            -           -           -            -            -
Corporate Allocation Adjustment                      -      292,154            -           -   1,442,332    7,814,966            -
Commission Income                                    -            -            -           -           -            -            -
Commission Expense                                   -            -            -           -           -            -            -
Royalty Income                                       -            -            -           -           -            -            -
Royalty Expense                                      -            -            -           -           -            -            -
Joint Venture (Income)/Expense                       -            -            -           -           -            -            -
Minority Interest in Cons Net Income                 -            -            -           -           -            -            -
Dividend Income                                      -            -            -           -           -            -            -
Discount/Income for Carcorp                          -            -            -           -           -            -            -
Gain/(Loss) Early Extinguishment of Debt             -            -            -           -           -            -            -
Discount/Premium on Hedges                           -            -            -           -           -            -            -
(Gain) / Loss on Hedges                              -            -            -           -           -            -            -
(Gain) / Loss on Swaps                               -            -            -           -           -            -            -
NAAIS Intercompany Sales Profit                      -            -            -           -           -            -            -
Loss on Sale of Receivables                          -            -            -           -           -            -            -
Restructuring Provision                              -            -            -           -           -            -            -
Foreign Transactions-(Gain)/Loss                     -            -            -           -           -            -            -
Amort of Discount on NPV of Liabilities              -            -            -           -           -            -            -
Gain/(Loss) Sale-Leaseback Transaction               -            -            -           -           -            -            -
                                          ------------   ----------  ----------- -----------  ----------  -----------  -----------
INCOME FROM CONTINUING OPERATIONS BEFORE
INCOME TAXES                                  (812,562)   2,120,346    5,117,472      (6,532)  6,438,794   (9,334,237)           -


Federal Tax                                          -            -            -           -           -            -            -
State Income Tax                                     -            -            -           -           -            -            -
Foreign Income Tax                                   -            -            -           -           -            -            -
                                          ------------   ----------  ----------- -----------  ----------  -----------  -----------
INCOME FROM CONTINUING OPERATIONS             (812,562)   2,120,346    5,117,472      (6,532)  6,438,794   (9,334,237)           -

Discontinued Operations (Gain)/Loss                  -            -            -           -           -            -            -
Gain/Loss on Sale of Divisions                       -            -            -           -           -            -            -
Extraordinary Items                                  -            -            -           -           -            -            -
Integration                                          -            -            -           -           -            -            -
                                          ------------   ----------  ----------- -----------  ----------  -----------  -----------
NET INCOME (LOSS)                             (812,562)   2,120,346    5,117,472      (6,532)  6,438,794   (9,334,237)           -
                                          ============   ==========  =========== ===========  ==========  ===========  ===========

                                     2 of 6

                           COLLINS AIKMAN CORPORATION
                        OCTOBER 2005 - FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)


                                                         C & A                                                           Textron
                                        Textron         Asset     C & A      Wickes Asset                   C & A       Automotive
                                       Automotive     Services,   Plastics,   Management,     C & A       Properties,  (Argentina)
                                     Exteriors, Inc  Inc.-Consol    Inc           Inc.     Fabrics, Inc.     Inc.          Inc.
                                        05-55958      05-55959    05-55960      05-55962      05-55963     05-55964     05-55965
                                     --------------  ----------- ----------  ------------  -------------  -----------  -----------
Net Outside Sales                       116,421,579            -  9,785,590             -     52,200,751            -            -
I/D Net Sales                             1,469,368            -  1,957,966             -              -            -            -
I/G Net Sales                             3,135,202            -  3,369,367             -     35,633,300            -            -
                                     --------------  ----------- ----------  ------------  -------------  -----------  -----------
TOTAL SALES                             121,026,149            - 15,112,924             -     87,834,051            -            -

Cost of goods sold                      118,263,419            - 13,462,425             -     91,529,302            -            -
                                     --------------  ----------- ----------  ------------  -------------  -----------  -----------
   GROSS PROFIT                           2,762,730            -  1,650,499             -     (3,695,251)           -            -

Selling, general and administrative
  expenses                                  (70,922)           -  5,805,525          (544)     2,841,144       15,161        4,135
                                     --------------  ----------- ----------  ------------  -------------  -----------  -----------
   OPERATING INCOME                       2,833,652            - (4,155,026)          544     (6,536,394)     (15,161)      (4,135)

Interest Expense, net                             -            -          -             -              -            -         (296)
Intercompany Interest, net                  288,772            -     23,409             -        139,351            -            -
Preferred Stock Accretion                         -            -          -             -              -            -            -
Miscellaneous (Income)/Expense                    -            -          -           544              -            -            -
Corporate Allocation Adjustment           4,261,256            -  1,422,009             -        998,415            -            -
Commission Income                                 -            -          -             -              -            -            -
Commission Expense                                -            -          -             -              -            -            -
Royalty Income                                    -            -          -             -        (39,449)           -            -
Royalty Expense                                   -            -          -             -              -            -            -
Joint Venture (Income)/Expense                    -            -          -             -              -            -            -
Minority Interest in Cons Net Income              -            -          -             -              -            -            -
Dividend Income                                   -            -          -             -              -            -            -
Discount/Income for Carcorp                       -            -          -             -              -            -            -
Gain/(Loss) Early Extinguishment of
 Debt                                             -            -          -             -              -            -            -
Discount/Premium on Hedges                        -            -          -             -              -            -            -
(Gain) / Loss on Hedges                           -            -          -             -              -            -            -
(Gain) / Loss on Swaps                            -            -          -             -              -            -            -
NAAIS Intercompany Sales Profit                   -            -          -             -              -            -            -
Loss on Sale of Receivables                       -            -          -             -              -            -            -
Restructuring Provision                           -            -          -             -              -            -            -
Foreign Transactions-(Gain)/Loss            (64,591)           -    (40,695)            -              -            -        1,520
Amort of Discount on NPV of
  Liabilities                                     -            -          -             -              -            -            -
Gain/(Loss) Sale-Leaseback
 Transaction                                      -            -          -             -              -            -            -
                                     --------------  ----------- ----------  ------------  -------------  -----------  -----------
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                      (1,651,785)           - (5,559,749)            0     (7,634,712)     (15,161)      (5,359)

Federal Tax                                       -            -          -             -              -            -            -
State Income Tax                                  -            -          -             -              -            -            -
Foreign Income Tax                                -            -          -             -              -            -            -
                                     --------------  ----------- ----------  ------------  -------------  -----------  -----------
INCOME FROM CONTINUING OPERATIONS        (1,651,785)           - (5,559,749)            0     (7,634,712)     (15,161)      (5,359)

Discontinued Operations (Gain)/Loss               -            -          -             -              -            -            -
Gain/Loss on Sale of Divisions                    -            -          -             -              -            -            -
Extraordinary Items                               -            -          -             -              -            -            -
Integration                                       -            -          -             -              -            -            -
                                     --------------  ----------- ----------  ------------  -------------  -----------  -----------
NET INCOME (LOSS)                        (1,651,785)           - (5,559,749)            0     (7,634,712)     (15,161)      (5,359)
                                     ==============  =========== ==========  ============  =============  ===========  ===========

                                     3 of 6

                           COLLINS AIKMAN CORPORATION
                         SEPTEMBER 2005 - FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                     Wickes         C & A     C & A
                                  Manufacturing  Interiors,  Europe,    Comet             Gamble       M&C Advanced  Becker Group,
                                     Company         Inc      Inc.   Acoustics, Inc.  Development Co. Processes, Inc      LLC
                                    05-55968      05-55970  05-55971    05-55972          05-55974       05-55976      05-55977
                                  -------------  ---------- -------- ---------------  --------------- -------------- -------------
Net Outside Sales                             -           -        -               -                -              -    45,172,774
I/D Net Sales                                 -           -        -               -                -              -     1,712,838
I/G Net Sales                                 -           -        -               -                -              -   (12,213,988)
                                  -------------  ---------- -------- ---------------  --------------- -------------- -------------
TOTAL SALES                                   -           -        -               -                -              -    34,671,624

Cost of goods sold                            -           -        -               -                -              -    36,666,935
                                  -------------  ---------- -------- ---------------  --------------- -------------- -------------
   GROSS PROFIT                               -           -        -               -                -              -    (1,995,311)

Selling, general and
 administrative expenses              2,228,246           -        -          53,113                -              -        38,621
                                  -------------  ---------- -------- ---------------  --------------- -------------- -------------
   OPERATING INCOME                  (2,228,246)          -        -         (53,113)               -              -    (2,033,933)

Interest Expense, net                         -           -        -               -                -              -       (39,208)
Intercompany Interest, net                    -           -        -               -                -              -        82,791
Preferred Stock Accretion                     -           -        -               -                -              -             -
Miscellaneous (Income)/Expense                -           -        -               -                -              -             -
Corporate Allocation Adjustment               -           -        -               -                -              -     2,908,509
Commission Income                             -           -        -               -                -              -             -
Commission Expense                            -           -        -               -                -              -             -
Royalty Income                                -           -        -               -                -              -             -
Royalty Expense                               -           -        -               -                -              -             -
Joint Venture (Income)/Expense                -           -        -               -                -              -       177,794
Minority Interest in Cons Net
 Income                                       -           -        -               -                -              -             -
Dividend Income                               -           -        -               -                -              -             -
Discount/Income for Carcorp                   -           -        -               -                -              -             -
Gain/(Loss) Early Extinguishment
 of Debt                                      -           -        -               -                -              -             -
Discount/Premium on Hedges                    -           -        -               -                -              -             -
(Gain) / Loss on Hedges                       -           -        -               -                -              -             -
(Gain) / Loss on Swaps                        -           -        -               -                -              -             -
NAAIS Intercompany Sales Profit               -           -        -               -                -              -             -
Loss on Sale of Receivables                   -           -        -               -                -              -             -
Restructuring Provision                       -           -        -               -                -              -             -
Foreign Transactions-(Gain)/Loss              -           -        -               -                -              -       (51,111)
Amort of Discount on NPV of
 Liabilities                                  -           -        -               -                -              -             -
Gain/(Loss) Sale-Leaseback
 Transaction                                  -           -        -               -                -              -             -
INCOME FROM CONTINUING OPERATIONS
                                  -------------  ---------- -------- ---------------  --------------- -------------- -------------
BEFORE INCOME TAXES                  (2,228,246)          -        -         (53,113)               -              -    (5,112,708)


Federal Tax                                   -           -        -               -                -              -             -
State Income Tax                              -           -        -               -                -              -             -
Foreign Income Tax                            -           -        -               -                -              -             -
INCOME FROM CONTINUING OPERATIONS    (2,228,246)          -        -         (53,113)               -              -    (5,112,708)

Discontinued Operations
 (Gain)/Loss                         (6,328,634)          -        -               -                -              -             -
Gain/Loss on Sale of Divisions                -           -        -               -                -              -             -
Extraordinary Items                           -           -        -               -                -              -             -
Integration                                   -           -        -               -                -              -             -
                                  -------------  ---------- -------- ---------------  --------------- -------------- -------------
NET INCOME (LOSS)                     4,100,387           -        -         (53,113)               -              -    (5,112,708)
                                  =============  ========== ======== ===============  =============== ============== =============

                                     4 of 6

                           COLLINS AIKMAN CORPORATION
                         SEPTEMBER 2005 - FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                                                  C & A
                                   Textron Auto       CW       Automotive   C & A Carpet  C & A Carpet  Textron Auto     C & A
                                     Overseas     Management International, and Acoustics Acoustics and International  (Gibraltar)
                                  Investment, Inc   Corp.         Inc.       (TN), Inc.    (MI), Inc.   Services, Inc    Limited
                                     05-55978      05-55979     05-55980      05-55984      05-55982       05-55985     05-55989
                                  --------------- ---------- -------------- ------------- ------------- -------------  ------------
Net Outside Sales                               -          -              -    28,951,064             -             -             -
I/D Net Sales                                   -          -              -       214,681             -             -             -
I/G Net Sales                                   -          -              -        36,471             -             -             -
                                  --------------- ---------- -------------- ------------- ------------- -------------  ------------
TOTAL SALES                                     -          -              -    29,202,216             -             -             -

Cost of goods sold                              -          -              -    28,379,661             -        17,492             -
                                  --------------- ---------- -------------- ------------- ------------- -------------  ------------
   GROSS PROFIT                                 -          -              -       822,555             -       (17,492)            -

Selling, general and
 administrative expenses                        -          -              -         9,836             -             -        23,021
                                  --------------- ---------- -------------- ------------- ------------- -------------  ------------
   OPERATING INCOME                             -          -              -       812,719             -       (17,492)      (23,021)

Interest Expense, net                           -          -              -             -             -             -           (10)
Intercompany Interest, net                      -          -              -        82,958             -             -             -
Preferred Stock Accretion                       -          -              -             -             -             -             -
Miscellaneous (Income)/Expense                  -          -              -             -             -             -             -
Corporate Allocation Adjustment                 -          -              -       723,945             -             -             -
Commission Income                               -          -              -             -             -             -             -
Commission Expense                              -          -              -             -             -             -             -
Royalty Income                                  -          -              -             -             -             -             -
Royalty Expense                                 -          -              -             -             -             -             -
Joint Venture (Income)/Expense                  -          -              -             -             -             -             -
Minority Interest in Cons Net
 Income                                         -          -              -             -             -             -             -
Dividend Income                                 -          -              -             -             -             -             -
Discount/Income for Carcorp                     -          -              -             -             -             -             -
Gain/(Loss) Early Extinguishment
 of Debt                                        -          -              -             -             -             -             -
Discount/Premium on Hedges                      -          -              -             -             -             -             -
(Gain) / Loss on Hedges                         -          -              -             -             -             -             -
(Gain) / Loss on Swaps                          -          -              -             -             -             -             -
NAAIS Intercompany Sales Profit                 -          -              -             -             -             -             -
Loss on Sale of Receivables                     -          -              -             -             -             -             -
Restructuring Provision                         -          -              -             -             -             -             -
Foreign Transactions-(Gain)/Loss                -          -              -             -             -        55,375           575
Amort of Discount on NPV of
 Liabilities                                    -          -              -             -             -             -             -
Gain/(Loss) Sale-Leaseback
 Transaction                                    -          -              -             -             -             -             -
                                  --------------- ---------- -------------- ------------- ------------- -------------  ------------
INCOME FROM CONTINUING OPERATIONS
 BEFORE INCOME TAXES                            -          -              -         5,816             -       (72,867)      (23,586)

Federal Tax                                     -          -              -             -             -             -             -
State Income Tax                                -          -              -             -             -             -             -
Foreign Income Tax                              -          -              -             -             -             -             -
                                  --------------- ---------- -------------- ------------- ------------- -------------  ------------
INCOME FROM CONTINUING OPERATIONS               -          -              -         5,816             -       (72,867)      (23,586)

Discontinued Operations
 (Gain)/Loss                                    -          -              -             -             -             -             -
Gain/Loss on Sale of Divisions                  -          -              -             -             -             -             -
Extraordinary Items                             -          -              -             -             -             -             -
Integration                                     -          -              -             -             -             -             -
                                  --------------- ---------- -------------- ------------- ------------- -------------  ------------
NET INCOME (LOSS)                               -          -              -         5,816             -       (72,867)      (23,586)
                                  =============== ========== ============== ============= ============= =============  ============

                                     5 of 6

                           COLLINS AIKMAN CORPORATION
                         SEPTEMBER 2005 - FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                                     Textron Automotive   New Baltimore   C&A Automotive    C&A Automotive
                                                         (Asia) Inc.      Holdings, LLC     Mats, LLC       Services, LLC
                                                          05-55991           05-55992        05-55969          05-55981
                                                     ------------------   -------------   --------------    --------------
Net Outside Sales                                                     -               -                -                 -
I/D Net Sales                                                         -               -                -                 -
I/G Net Sales                                                         -           1,592                -                 -
                                                     ------------------   -------------   --------------    --------------
TOTAL SALES                                                           -           1,592                -                 -

Cost of goods sold                                                    -          53,699                -                 -
                                                     ------------------   -------------   --------------    --------------
   GROSS PROFIT                                                       -        (52,107)                -                 -

Selling, general and administrative expenses                    464,146               -                -                 -
                                                     ------------------   -------------   --------------    --------------

   OPERATING INCOME                                            (464,146)        (52,107)               -                 -

Interest Expense, net                                                 -               -                -                 -
Intercompany Interest, net                                            -               -                -                 -
Preferred Stock Accretion                                             -               -                -                 -
Miscellaneous (Income)/Expense                                        -               -                -                 -
Corporate Allocation Adjustment                                       -               -                -                 -
Commission Income                                                     -               -                -                 -
Commission Expense                                                    -               -                -                 -
Royalty Income                                                        -               -                -                 -
Royalty Expense                                                       -               -                -                 -
Joint Venture (Income)/Expense                                        -               -                -                 -
Minority Interest in Cons Net Income                                  -               -                -                 -
Dividend Income                                                       -               -                -                 -
Discount/Income for Carcorp                                           -               -                -                 -
Gain/(Loss) Early Extinguishment of Debt                              -               -                -                 -
Discount/Premium on Hedges                                            -               -                -                 -
(Gain) / Loss on Hedges                                               -               -                -                 -
(Gain) / Loss on Swaps                                                -               -                -                 -
NAAIS Intercompany Sales Profit                                       -               -                -                 -
Loss on Sale of Receivables                                           -               -                -                 -
Restructuring Provision                                               -               -                -                 -
Foreign Transactions-(Gain)/Loss                                  2,078               -                -                 -
Amort of Discount on NPV of Liabilities                               -               -                -                 -
Gain/(Loss) Sale-Leaseback Transaction                                -               -                -                 -
                                                     ------------------   -------------   --------------    --------------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME                (466,224)        (52,107)               -                 -
TAXES

Federal Tax                                                           -               -                -                 -
State Income Tax                                                      -               -                -                 -
Foreign Income Tax                                                    -               -                -                 -
                                                     ------------------   -------------   --------------    --------------
INCOME FROM CONTINUING OPERATIONS                              (466,224)        (52,107)               -                 -

Discontinued Operations (Gain)/Loss                                   -               -                -                 -
Gain/Loss on Sale of Divisions                                        -               -                -                 -
Extraordinary Items                                                   -               -                -                 -
Integration                                                           -               -                -                 -
                                                     ------------------   -------------   --------------    --------------
NET INCOME (LOSS)                                              (466,224)        (52,107)               -                 -
                                                     ==================   =============   ==============    ==============

                                     6 0f 6

                           COLLINS AIKMAN CORPORATION
                            OCTOBER 2005--MONTH ONLY
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                                                  C A CAN                                   DURA
                                                      COLLINS &  DOMESTIC                    JPS_AUTO-    CONVERTIBLE    C & A
                                                       AIKMAN    HOLDING   C & A PRODUCTS     MOTIVE,      SYSTEMS,  DEVELOPMENT
                                                       PARENT     COMPANY        CO.           INC.          INC         CO.
                                           TOTAL      05-55927   05-55930    05-55932         05-55935     05-55942     05-55943
                                         ----------- ---------- ---------- -------------- -------------- ----------- -----------
Net Outside Sales                        191,566,467          -          -     55,820,459     24,673,863   7,442,655           -
I/D Net Sales                              3,884,991          -          -      1,074,319              -           -           -
I/G Net Sales                              4,260,169          -          -     (4,007,278)     2,665,041   1,688,508           -
                                         ----------- ---------- ---------- -------------- -------------- ----------- -----------
TOTAL SALES                              199,711,627          -          -     52,887,500     27,338,903   9,131,162           -

Cost of goods sold                       165,972,939          -          -     23,813,221     25,259,923   9,380,467           -
                                         ----------- ---------- ---------- -------------- -------------- ----------- -----------
   GROSS PROFIT                           33,738,688          -          -     29,074,279      2,078,981    (249,305)          -

Selling, general and administrative
   expenses                               19,566,396          -          -     17,075,189         (5,856)    283,566           -
                                         ----------- ---------- ---------- -------------- -------------- ----------- -----------

   OPERATING INCOME                       14,172,292          -          -     11,999,091      2,084,837    (532,871)          -

Interest Expense, net                      7,123,722          -          -      7,123,763              -           -           -
Intercompany Interest, net               (2,041,819)          - (1,687,638)      (354,181)             -           -           -
Preferred Stock Accretion                          -          -          -              -              -           -           -
Miscellaneous (Income)/Expense                 (511)          -          -           (305)             -           -           -
Corporate Allocation Adjustment          (3,414,608)          -          -    (14,611,345)     1,303,871     238,045           -
Commission Income                          (157,672)          -          -       (157,672)             -           -           -
Commission Expense                                 -          -          -              -              -           -           -
Royalty Income                             (438,366)          -          -       (432,628)             -           -           -
Royalty Expense                                    -          -          -              -              -           -           -
Joint Venture (Income)/Expense               270,880          -          -              -              -           -           -
Minority Interest in Cons Net Income               -          -          -              -              -           -           -
Dividend Income                                    -          -          -              -              -           -           -
Discount/Income for Carcorp                        -          -          -              -              -           -           -
Gain/(Loss) Early Extinguishment of Debt           -          -          -              -              -           -           -
Discount/Premium on Hedges                         -          -          -              -              -           -           -
(Gain) / Loss on Hedges                            -          -          -              -              -           -           -
(Gain) / Loss on Swaps                             -          -          -              -              -           -           -
NAAIS Intercompany Sales Profit                    -          -          -              -              -           -           -
Loss on Sale of Receivables                        -          -          -              -              -           -           -
Restructuring Provision                            -          -          -              -              -           -           -
Foreign Transactions-(Gain)/Loss             489,943          -    (28,995)       515,947              -       5,332           -
Amort of Discount on NPV of Liabilities            -          -          -              -              -           -           -
Gain/(Loss) Sale-Leaseback Transaction             -          -          -              -              -           -           -

                                         ----------- ---------- ---------- -------------- -------------- ----------- -----------
  INCOME FROM CONTINUING OPERATIONS       12,340,723          -  1,716,633     19,915,511        780,966    (776,248)          -
  BEFORE INCOME TAXES
Federal Tax                                        -          -          -              -              -           -           -
State Income Tax                                   -          -          -              -              -           -           -
Foreign Income Tax                            21,023          -          -         21,023              -           -           -
                                         ----------- ---------- ---------- -------------- -------------- ----------- -----------
  INCOME FROM CONTINUING OPERATIONS       12,319,700          -  1,716,633     19,894,488        780,966    (776,248)          -

Discontinued Operations (Gain)/Loss        (900,163)          -          -              -              -           -           -
Gain/Loss on Sale of Divisions                     -          -          -              -              -           -           -
Extraordinary Items                                -          -          -              -              -           -           -
Integration                                        -          -          -              -              -           -           -
                                         ----------- ---------- ---------- -------------- -------------- ----------- -----------
   NET INCOME (LOSS)                      13,219,863          -  1,716,633     19,894,488        780,966    (776,248)          -
                                         =========== ========== ========== ============== ============== =========== ===========

                                     1 of 6

                           COLLINS AIKMAN CORPORATION
                            OCTOBER 2005--MONTH ONLY
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                                                     AMCO         C & A        C & A         TEXTRON        BRUT
                                                       SOUTHWEST  CONVERTIBLE INTERNATIONAL  ACCESSORY     AUTOMOTIVE    PLASTICS,
                                          OWOSSO, MI   LAMINATES    FABRICS       CORP.     MATS, INC.   INTERIORS, INC.    INC.
                                           05-55946    05-55948    05-55949      05-55951    05-55952       05-55956      05-55957
                                         ------------- ---------- ----------- ------------- -----------  --------------- ---------
Net Outside Sales                              953,737  9,843,145           -             -  11,126,484       38,669,496         -
I/D Net Sales                                   80,728          -           -             -           -        1,892,250         -
I/G Net Sales                                  190,831 (6,982,044)  1,700,809             -  (1,883,387)       4,379,321         -
                                         ------------- ---------- ----------- ------------- -----------  --------------- ---------
TOTAL SALES                                  1,225,295  2,861,101   1,700,809             -   9,243,097       44,941,066         -

Cost of goods sold                           1,271,716  2,377,402   1,057,969             -   7,694,754       44,984,472         -
                                         ------------- ---------- ----------- ------------- -----------  --------------- ---------
   GROSS PROFIT                                (46,421)   483,699     642,839             -   1,548,343          (43,406)        -

Selling, general and administrative
   expenses                                      1,127    (68,623)          -             -     357,526           34,854         -
                                         ------------- ---------- ----------- ------------- -----------  --------------- ---------
   OPERATING INCOME                            (47,547)   552,322     642,839             -   1,190,817          (78,260)        -

Interest Expense, net                                -          -           -             -           -                -         -
Intercompany Interest, net                           -          -           -             -           -                -         -
Preferred Stock Accretion                            -          -           -             -           -                -         -
Miscellaneous (Income)/Expense                       -          -           -             -           -                -         -
Corporate Allocation Adjustment                      -    144,062           -             -     694,884        3,862,328         -
Commission Income                                    -          -           -             -           -                -         -
Commission Expense                                   -          -           -             -           -                -         -
Royalty Income                                       -          -           -             -           -                -         -
Royalty Expense                                      -          -           -             -           -                -         -
Joint Venture (Income)/Expense                       -          -           -             -           -                -         -
Minority Interest in Cons Net Income                 -          -           -             -           -                -         -
Dividend Income                                      -          -           -             -           -                -         -
Discount/Income for Carcorp                          -          -           -             -           -                -         -
Gain/(Loss) Early Extinguishment of Debt             -          -           -             -           -                -         -
Discount/Premium on Hedges                           -          -           -             -           -                -         -
(Gain) / Loss on Hedges                              -          -           -             -           -                -         -
(Gain) / Loss on Swaps                               -          -           -             -           -                -         -
NAAIS Intercompany Sales Profit                      -          -           -             -           -                -         -
Loss on Sale of Receivables                          -          -           -             -           -                -         -
Restructuring Provision                              -          -           -             -           -                -         -
Foreign Transactions-(Gain)/Loss                     -          -           -             -           -                -         -
Amort of Discount on NPV of Liabilities              -          -           -             -           -                -         -
Gain/(Loss) Sale-Leaseback Transaction               -          -           -             -           -                -         -
                                         ------------- ---------- ----------- ------------- -----------  --------------- ---------
  INCOME FROM CONTINUING OPERATIONS BEFORE
  INCOME TAXES                                 (47,547)   408,260     642,839             -     495,933       (3,940,588)        -

Federal Tax                                          -          -           -             -           -                -         -
State Income Tax                                     -          -           -             -           -                -         -
Foreign Income Tax                                   -          -           -             -           -                -         -
                                         ------------- ---------- ----------- ------------- -----------  --------------- ---------
  INCOME FROM CONTINUING OPERATIONS            (47,547)   408,260     642,839             -     495,933       (3,940,588)        -

Discontinued Operations (Gain)/Loss                  -          -           -             -           -                -         -
Gain/Loss on Sale of Divisions                       -          -           -             -           -                -         -
Extraordinary Items                                  -          -           -             -           -                -         -
Integration                                          -          -           -             -           -                -         -
                                         ------------- ---------- ----------- ------------- -----------  --------------- ---------
  NET INCOME (LOSS)                            (47,547)   408,260     642,839             -     495,933       (3,940,588)        -
                                         ============= ========== =========== ============= ===========  =============== =========

                                     2 of 6

                           COLLINS AIKMAN CORPORATION
                            OCTOBER 2005--MONTH ONLY
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                                                                                                           TEXTRON
                                            TEXTRON     C & A ASSET               WICKES ASSET                 C & A     AUTOMOTIVE
                                          AUTOMOTIVE     SERVICES,      C & A      MANAGEMENT, C & A FABRICS,PROPERTIES, (ARGENTINA)
                                        EXTERIORS, INC  INC.-CONSOL PLASTICS, INC     INC.          INC.        INC.       INC.
                                           05-55958       05-55959     05-55960     05-55962     05-55963     05-55964   05-55965
                                        --------------  ----------- ------------- ------------ ------------- ----------  ----------
Net Outside Sales                           20,451,411            -       813,857            -     9,327,616          -           -
I/D Net Sales                                   87,207            -       337,968            -             -          -           -
I/G Net Sales                                1,206,206            -       683,059            -     6,983,025          -           -
                                        --------------  ----------- ------------- ------------ ------------- ----------  ----------
TOTAL SALES                                 21,744,824            -     1,834,884            -    16,310,641          -           -

Cost of goods sold                          22,657,103            -     1,221,394            -    17,043,199          -           -
                                        --------------  ----------- ------------- ------------ ------------- ----------  ----------
   GROSS PROFIT                              (912,279)            -       613,490            -      (732,558)         -           -

Selling, general and administrative
expenses                                       (6,568)            -     1,174,370          206       640,428     12,200         820
                                        --------------  ----------- ------------- ------------ ------------- ----------  ----------
   OPERATING INCOME                           (905,711)           -      (560,879)        (206)   (1,372,987)   (12,200)       (820)

Interest Expense, net                                -            -             -            -             -          -         (41)
Intercompany Interest, net                           -            -             -            -             -          -           -
Preferred Stock Accretion                            -            -             -            -             -          -           -
Miscellaneous (Income)/Expense                       -            -             -         (206)            -          -           -
Corporate Allocation Adjustment              2,060,926            -       697,660            -       491,013          -           -
Commission Income                                    -            -             -            -             -          -           -
Commission Expense                                   -            -             -            -             -          -           -
Royalty Income                                       -            -             -            -        (5,738)         -           -
Royalty Expense                                      -            -             -            -             -          -           -
Joint Venture (Income)/Expense                       -            -             -            -             -          -           -
Minority Interest in Cons Net Income                 -            -             -            -             -          -           -
Dividend Income                                      -            -             -            -             -          -           -
Discount/Income for Carcorp                          -            -             -            -             -          -           -
Gain/(Loss) Early Extinguishment of
Debt                                                 -            -             -            -             -          -           -
Discount/Premium on Hedges                           -            -             -            -             -          -           -
(Gain) / Loss on Hedges                              -            -             -            -             -          -           -
(Gain) / Loss on Swaps                               -            -             -            -             -          -           -
NAAIS Intercompany Sales Profit                      -            -             -            -             -          -           -
Loss on Sale of Receivables                          -            -             -            -             -          -           -
Restructuring Provision                              -            -             -            -             -          -           -
Foreign Transactions-(Gain)/Loss                   928            -         2,060            -             -          -       1,280
Amort of Discount on NPV of Liabilities              -            -             -            -             -          -           -
Gain/(Loss) Sale-Leaseback Transaction               -            -             -            -             -          -           -
                                        --------------  ----------- ------------- ------------ ------------- ----------  ----------
  INCOME FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES                       (2,967,565)           -    (1,260,600)           0    (1,858,262)   (12,200)     (2,059)

Federal Tax                                          -            -             -            -             -          -           -
State Income Tax                                     -            -             -            -             -          -           -
Foreign Income Tax                                   -            -             -            -             -          -           -
                                        --------------  ----------- ------------- ------------ ------------- ----------  ----------
  INCOME FROM CONTINUING OPERATIONS         (2,967,565)           -    (1,260,600)           0    (1,858,262)   (12,200)     (2,059)

Discontinued Operations (Gain)/Loss                  -            -             -            -             -          -           -
Gain/Loss on Sale of Divisions                       -            -             -            -             -          -           -
Extraordinary Items                                  -            -             -            -             -          -           -
Integration                                          -            -             -            -             -          -           -
                                        --------------  ----------- ------------- ------------ ------------- ----------  ----------
  NET INCOME (LOSS)                         (2,967,565)           -    (1,260,600)           0    (1,858,262)   (12,200)     (2,059)
                                        ==============  =========== ============= ============ ============= ==========  ==========

                                     3 of 6

                           COLLINS AIKMAN CORPORATION
                            OCTOBER 2005--MONTH ONLY
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                                                                                               M&C
                                            WICKES        C & A                      COMET        GAMBLE     ADVANCED
                                         MANUFACTURING  INTERIORS,   C & A        ACOUSTICS,   DEVELOPMENT   PROCESSES,    BECKER
                                            COMPANY         INC    EUROPE, INC.      INC.          CO.           INC     GROUP, LLC
                                           05-55968      05-55970    05-55971      05-55972      05-55974      05-55976    05-55977
                                        --------------  ---------- ------------   ----------   -----------   ----------  ----------
Net Outside Sales                                    -           -            -            -             -            -   7,346,048
I/D Net Sales                                        -           -            -            -             -            -     356,792
I/G Net Sales                                        -           -            -            -             -            -  (2,376,327)
TOTAL SALES                                          -           -            -            -             -            -   5,326,512

Cost of goods sold                                   -           -            -            -             -            -   4,499,608
   GROSS PROFIT                                      -           -            -            -             -            -     826,904
                                        --------------  ---------- ------------   ----------   -----------   ----------  ----------
Selling, general and administrative
expenses                                          (308)          -            -       10,206             -            -       9,898
                                        --------------  ---------- ------------   ----------   -----------   ----------  ----------

   OPERATING INCOME                                308           -            -      (10,206)            -            -     817,006

Interest Expense, net                                -           -            -            -             -            -           -
Intercompany Interest, net                           -           -            -            -             -            -           -
Preferred Stock Accretion                            -           -            -            -             -            -           -
Miscellaneous (Income)/Expense                       -           -            -            -             -            -           -
Corporate Allocation Adjustment                      -           -            -            -             -            -   1,365,551
Commission Income                                    -           -            -            -             -            -           -
Commission Expense                                   -           -            -            -             -            -           -
Royalty Income                                       -           -            -            -             -            -           -
Royalty Expense                                      -           -            -            -             -            -           -
Joint Venture (Income)/Expense                       -           -            -            -             -            -     270,880
Minority Interest in Cons Net Income                 -           -            -            -             -            -           -
Dividend Income                                      -           -            -            -             -            -           -
Discount/Income for Carcorp                          -           -            -            -             -            -           -
Gain/(Loss) Early Extinguishment of
Debt                                                 -           -            -            -             -            -           -
Discount/Premium on Hedges                           -           -            -            -             -            -           -
(Gain) / Loss on Hedges                              -           -            -            -             -            -           -
(Gain) / Loss on Swaps                               -           -            -            -             -            -           -
NAAIS Intercompany Sales Profit                      -           -            -            -             -            -           -
Loss on Sale of Receivables                          -           -            -            -             -            -           -
Restructuring Provision                              -           -            -            -             -            -           -
Foreign Transactions-(Gain)/Loss                     -           -            -            -             -            -      (3,463)
Amort of Discount on NPV of Liabilities              -           -            -            -             -            -           -
Gain/(Loss) Sale-Leaseback Transaction               -           -            -            -             -            -           -
  INCOME FROM CONTINUING OPERATIONS
                                        --------------  ---------- ------------   ----------   -----------   ----------  ----------
  BEFORE INCOME TAXES                              308           -            -      (10,206)            -            -    (815,962)

Federal Tax                                          -           -            -            -             -            -           -
State Income Tax                                     -           -            -            -             -            -           -
Foreign Income Tax                                   -           -            -            -             -            -           -
                                        --------------  ---------- ------------   ----------   -----------   ----------  ----------
  INCOME FROM CONTINUING OPERATIONS                308           -            -      (10,206)            -            -    (815,962)

Discontinued Operations (Gain)/Loss           (900,163)          -            -            -             -            -           -
Gain/Loss on Sale of Divisions                       -           -            -            -             -            -           -
Extraordinary Items                                  -           -            -            -             -            -           -
Integration                                          -           -            -            -             -            -           -
                                        --------------  ---------- ------------   ----------   -----------   ----------  ----------
  NET INCOME (LOSS)                            900,471           -            -      (10,206)            -            -    (815,962)
                                        ==============  ========== ============   ==========   ===========   ==========  ==========

                                     4 of 6

                           COLLINS AIKMAN CORPORATION
                            OCTOBER 2005--MONTH ONLY
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                                                                                C & A
                                          TEXTRON AUTO                  C & A    C & A CARPET   CARPET
                                            OVERSEAS     CW          AUTOMOTIVE       AND         AND     TEXTRON AUTO    C & A
                                           INVESTMENT, MANAGEMENT INTERNATIONAL,   ACOUSTICS   ACOUSTICS INTERNATIONAL (GIBRALTAR)
                                             INC         CORP.         INC.       (TN), INC.  (MI), INC. SERVICES, INC   LIMITED
                                            05-55978    05-55979     05-55980      05-55984    05-55982     05-55985    05-55989
                                         ------------- ---------- -------------- ------------ ---------- ------------- ----------
Net Outside Sales                                    -          -              -    5,097,698          -             -          -
I/D Net Sales                                        -          -              -       55,728          -             -          -
I/G Net Sales                                        -          -              -       12,407          -             -          -
                                         ------------- ---------- -------------- ------------ ---------- ------------- ----------
TOTAL SALES                                          -          -              -    5,165,832          -             -          -

Cost of goods sold                                   -          -              -    4,707,402          -           498          -
                                         ------------- ---------- -------------- ------------ ---------- ------------- ----------
   GROSS PROFIT                                      -          -              -      458,430          -          (498)         -

Selling, general and administrative
expenses                                             -          -              -        2,500          -             -          -
                                         ------------- ---------- -------------- ------------ ---------- ------------- ----------
   OPERATING INCOME                                  -          -              -      455,930          -          (498)         -

Interest Expense, net                                -          -              -            -          -             -          -
Intercompany Interest, net                           -          -              -            -          -             -          -
Preferred Stock Accretion                            -          -              -            -          -             -          -
Miscellaneous (Income)/Expense                       -          -              -            -          -             -          -
Corporate Allocation Adjustment                      -          -              -      338,397          -             -          -
Commission Income                                    -          -              -            -          -             -          -
Commission Expense                                   -          -              -            -          -             -          -
Royalty Income                                       -          -              -            -          -             -          -
Royalty Expense                                      -          -              -            -          -             -          -
Joint Venture (Income)/Expense                       -          -              -            -          -             -          -
Minority Interest in Cons Net Income                 -          -              -            -          -             -          -
Dividend Income                                      -          -              -            -          -             -          -
Discount/Income for Carcorp                          -          -              -            -          -             -          -
Gain/(Loss) Early Extinguishment of
Debt                                                 -          -              -            -          -             -          -
Discount/Premium on Hedges                           -          -              -            -          -             -          -
(Gain) / Loss on Hedges                              -          -              -            -          -             -          -
(Gain) / Loss on Swaps                               -          -              -            -          -             -          -
NAAIS Intercompany Sales Profit                      -          -              -            -          -             -          -
Loss on Sale of Receivables                          -          -              -            -          -             -          -
Restructuring Provision                              -          -              -            -          -             -          -
Foreign Transactions-(Gain)/Loss                     -          -              -            -          -        (3,144)        (2)
Amort of Discount on NPV of Liabilities              -          -              -            -          -             -          -
Gain/(Loss) Sale-Leaseback Transaction               -          -              -            -          -             -          -
                                         ------------- ---------- -------------- ------------ ---------- ------------- ----------
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                                  -          -              -      117,533          -         2,646          2

Federal Tax                                          -          -              -            -          -             -          -
State Income Tax                                     -          -              -            -          -             -          -
Foreign Income Tax                                   -          -              -            -          -             -          -
                                         ------------- ---------- -------------- ------------ ---------- ------------- ----------
INCOME FROM CONTINUING OPERATIONS                    -          -              -      117,533          -         2,646          2

Discontinued Operations (Gain)/Loss                  -          -              -            -          -             -          -
Gain/Loss on Sale of Divisions                       -          -              -            -          -             -          -
Extraordinary Items                                  -          -              -            -          -             -          -
Integration                                          -          -              -            -          -             -          -
                                         ------------- ---------- -------------- ------------ ---------- ------------- ----------
NET INCOME (LOSS)                                    -          -              -      117,533          -         2,646          2
                                         ============= ========== ============== ============ ========== ============= ==========

                                     5 of 6

                           COLLINS AIKMAN CORPORATION
                            OCTOBER 2005--MONTH ONLY
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                                           NEW                        C&A
                                          TEXTRON         BALTIMORE     C&A        AUTOMOTIVE
                                         AUTOMOTIVE       HOLDINGS, AUTOMOTIVE      SERVICES,
                                         (ASIS) INC.         LLC     MATS,LLC         LLC
                                         05-55991         05-55992    05-55969      05-55961
                                         -----------     ---------- ----------     ----------
Net Outside Sales                                  -              -          -              -
I/D Net Sales                                      -              -          -              -
I/G Net Sales                                      -              -          -              -
TOTAL SALES                                        -              -          -              -
                                         -----------     ---------- ----------     ----------
Cost of goods sold                                 -          3,812          -              -
                                         -----------     ---------- ----------     ----------
   GROSS PROFIT                                    -         (3,812)         -              -

Selling, general and administrative
expenses                                      44,860              -          -              -
                                         -----------     ---------- ----------     ----------
   OPERATING INCOME                          (44,860)        (3,812)         -              -

Interest Expense, net                              -              -          -              -
Intercompany Interest, net                         -              -          -              -
Preferred Stock Accretion                          -              -          -              -
Miscellaneous (Income)/Expense                     -              -          -              -
Corporate Allocation Adjustment                    -              -          -              -
Commission Income                                  -              -          -              -
Commission Expense                                 -              -          -              -
Royalty Income                                     -              -          -              -
Royalty Expense                                    -              -          -              -
Joint Venture (Income)/Expense                     -              -          -              -
Minority Interest in Cons Net Income               -              -          -              -
Dividend Income                                    -              -          -              -
Discount/Income for Carcorp                        -              -          -              -
Gain/(Loss) Early Extinguishment of Debt           -              -          -              -
Discount/Premium on Hedges                         -              -          -              -
(Gain) / Loss on Hedges                            -              -          -              -
(Gain) / Loss on Swaps                             -              -          -              -
NAAIS Intercompany Sales Profit                    -              -          -              -
Loss on Sale of Receivables                        -              -          -              -
Restructuring Provision                            -              -          -              -
Foreign Transactions-(Gain)/Loss                   -              -          -              -
Amort of Discount on NPV of Liabilities            -              -          -              -
Gain/(Loss) Sale-Leaseback Transaction             -              -          -              -
                                         -----------     ---------- ----------     ----------
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                          (44,860)        (3,812)         -              -

Federal Tax                                        -              -          -              -
State Income Tax                                   -              -          -              -
Foreign Income Tax                                 -              -          -              -
                                         -----------     ---------- ----------     ----------
INCOME FROM CONTINUING OPERATIONS            (44,860)        (3,812)         -              -

Discontinued Operations (Gain)/Loss                -              -          -              -
Gain/Loss on Sale of Divisions                     -              -          -              -
Extraordinary Items                                -              -          -              -
Integration                                        -              -          -              -
                                         -----------     ---------- ----------     ----------
NET INCOME (LOSS)                            (44,860)        (3,812)         -              -
                                         ===========     ========== ==========     ==========

                                     6 of 6

                          COLLINS AIKMAN CORPORATION
                                  OCTOBER 2005
                                DIP BALANCE SHEET

                                                                   C A CAN                                      DURA
                                                      COLLINS &    DOMESTIC                                 CONVERTIBLE    C & A
                                                       AIKMAN      HOLDING      C & A       JPS_AUTOMOTIVE,  SYSTEMS,   DEVELOPMENT
                                                       PARENT      COMPANY    PRODUCTS CO.       INC.          INC           CO.
                                         TOTAL        05-55927     05-55930     05-55932       05-55935      05-55942     05-55943
                                      -------------  ----------- ----------- -------------  --------------- ----------- -----------
ASSETS
Cash                                     50,251,782            -           -    49,718,403         12,788        3,000           -
Accounts Receivable-Trade, net          138,857,331            -           -  (160,344,966)    29,944,949   11,640,566           -
Other Non-Trade Receivables               6,300,444            -           -     2,734,189              -       31,876           -
Inventories, net                        120,236,166            -           -    15,518,567     12,160,843    9,137,999           -
Tooling and Molding, net-current         68,510,341            -           -     7,499,089              -       27,883           -
Prepaids & Other Current Assets          78,124,586            -           -    35,122,438     15,256,729    2,692,691           -
Deferred Tax Assets-current                 (87,825)           -           -    (1,224,646)       130,000            -           -
                                      -------------  ----------- ----------- -------------  -------------   ----------  ----------
   TOTAL CURRENT ASSETS                 462,192,826            -           -   (50,976,924)    57,505,310   23,534,014           -

Investments in Subsidiaries           2,534,708,519   83,367,715  97,290,718 1,683,436,352              -            -           -
Fixed Assets, net                       351,559,330            -           -    49,636,370     53,704,867    4,395,785           -
Goodwill, net                           978,554,071            -           -   167,961,702     15,120,048    3,067,744  15,000,000
Deferred Tax Assets-Long Term            25,938,826            -           -    29,975,226              -            -           -
Tooling and Molding, net-Long Term       15,176,104            -           -       791,999      1,338,076            -           -
Other Noncurrent Assets                  96,863,271            -           -    72,453,520       (444,256)      21,607           -
Intercompany Assets                     179,590,894            -           -   251,630,146     (1,589,412)  (4,443,558)          -
PP IC Accounts Receivable               650,149,627  206,452,371 279,062,369   556,634,121     99,137,101   15,859,729        (133)
                                      -------------  ----------- ----------- -------------  -------------   ----------  ----------
TOTAL ASSETS                          5,294,733,468  289,820,086 376,353,086 2,761,542,512    224,771,734   42,435,321  14,999,867
                                      -------------  ----------- ----------- -------------  -------------   ----------  ----------
LIABILITIES AND EQUITY
Notes Payable                                     -            -           -             -              -            -           -
Short Term Borrowings                             -            -           -             -              -            -           -
Advance on Receivables                            -            -           -             -              -            -           -
Current Portion-Long Term Debt          259,125,000            -           -   259,125,000              -            -           -
Current Portion-Capital Leases                    -            -           -             -              -            -           -
Accounts Payable                         60,969,888            -           -    12,083,282      8,852,441    1,387,293           -
Accrued Interest Payable                  6,762,411            -           -     6,762,411              -            -           -
Accrued & Other Liabilities              63,793,070            -           -    52,518,162      3,339,848      986,790           -
Income Taxes Payable                     (4,638,817)           -           -    (4,657,669)             -            -           -
                                      -------------  ----------- ----------- -------------  -------------   ----------  ----------
TOTAL CURRENT LIABILITIES               386,011,552            -           -   325,831,186     12,192,288    2,374,083           -

LIABILITIES--SUBJECT TO COMPROMISE    2,346,588,371            -           - 2,141,870,296     20,075,611   12,080,717           -
TOTAL LIABILITIES                     2,732,599,923            -           - 2,467,701,483     32,267,899   14,454,800           -

Total Equity                          2,562,133,545  289,820,086 376,353,086   293,841,029    192,503,835   27,980,521  14,999,867
                                      -------------  ----------- ----------- -------------  -------------   ----------  ----------
TOTAL LIABILITIES AND EQUITY          5,294,733,468  289,820,086 376,353,086 2,761,542,512    224,771,734   42,435,321  14,999,867
                                      =============  =========== =========== =============  =============   ==========  ==========

                                     1 of 6

                          COLLINS AIKMAN CORPORATION
                                  OCTOBER 2005
                                DIP BALANCE SHEET

                                                                  AMCO         C & A        C & A        TEXTRON        BRUT
                                                   SOUTHWEST   CONVERTIBLE INTERNATIONAL  ACCESSORY    AUTOMOTIVE     PLASTICS,
                                      OWOSSO, MI   LAMINATES     FABRICS       CORP.      MATS, INC. INTERIORS, INC.     INC.
                                       05-55946    05-55948     05-55949     05-55951      05-55952     05-55956      05-55957
                                      ----------  -----------  ----------- ------------- ----------  ---------------  ---------
ASSETS
Cash                                           -          159           -         3,376     316,513         29,470            -
Accounts Receivable-Trade, net         1,293,718   19,508,570           -             -  17,667,426     52,635,106            -
Other Non-Trade Receivables                    -            -      85,698             -      75,262              -            -
Inventories, net                       2,255,274    3,561,072   3,681,936             -   3,549,707     29,449,354            -
Tooling and Molding, net-current               -            -           -             -   2,079,652              -            -
Prepaids & Other Current Assets          102,810       65,894     972,629           442   2,229,382     13,009,047            -
Deferred Tax Assets-current                    -       91,421           -             -           -              -            -
                                      ----------  -----------  ----------  ------------  ----------  -------------    ---------
   TOTAL CURRENT ASSETS                3,651,802   23,227,117   4,740,263         3,818  25,917,941     95,122,977            -

Investments in Subsidiaries                    -            -           -   164,130,994           -              -            -
Fixed Assets, net                      3,521,025    2,185,258           -             -  12,475,244     82,550,566            -
Goodwill, net                                  -   12,747,886           -             -           -    139,898,759            -
Deferred Tax Assets-Long Term                  -            -           -             -           -              -            -
Tooling and Molding, net-Long Term        26,140            -           -             -    (174,350)    13,259,276            -
Other Noncurrent Assets                        -            -           -             -     697,601     19,601,046            -
Intercompany Assets                   (1,254,477)    (955,967)  3,141,794        (8,500) (1,216,545)   (54,616,535)           -
PP IC Accounts Receivable             (7,227,700) (21,772,997) 11,911,405   148,997,775  10,862,597   (150,507,257)           -
                                      ----------  -----------  ----------  ------------  ----------  -------------    ---------
TOTAL ASSETS                          (1,283,210)  15,431,297  19,793,463   313,124,088  48,562,488    145,308,832            -
                                      ==========  ===========  ==========  ============  ==========  =============    =========

LIABILITIES AND EQUITY
Notes Payable                                  -            -           -             -           -              -            -
Short Term Borrowings                          -            -           -             -           -              -            -
Advance on Receivables                         -            -           -             -           -              -            -
Current Portion-Long Term Debt                 -            -           -             -           -              -            -
Current Portion-Capital Leases                 -            -           -             -           -              -            -
Accounts Payable                        (157,354)     662,092     (86,264)            -   3,156,182      4,011,134            -
Accrued Interest Payable                       -            -           -             -           -              -            -
Accrued & Other Liabilities               63,238      521,407           -             -   4,342,511      3,840,465            -
Income Taxes Payable                           -            -           -             -           -              -            -
                                      ----------  -----------  ----------  ------------  ----------  -------------    ---------
TOTAL CURRENT LIABILITIES                (94,116)   1,183,499     (86,264)            -   7,498,693      7,851,599            -

LIABILITIES--SUBJECT TO COMPROMISE     1,665,943    1,022,255   1,423,097             -   7,564,049     61,218,492            -
                                      ----------  -----------  ----------  ------------  ----------  -------------    ---------
TOTAL LIABILITIES                      1,571,827    2,205,754   1,336,833             -  15,062,742     69,070,090            -

Total Equity                          (2,855,037)  13,225,542  18,456,629   313,124,088  33,499,747     76,238,741            -
                                      ----------  -----------  ----------  ------------  ----------  -------------    ---------
TOTAL LIABILITIES AND EQUITY          (1,283,210)  15,431,297  19,793,463   313,124,088  48,562,488    145,308,832            -
                                      ==========  ===========  ==========  ============  ==========  =============    =========

                                     2 of 6

                          COLLINS AIKMAN CORPORATION
                                  OCTOBER 2005
                                DIP BALANCE SHEET

                                       TEXTRON                                  WICKES                                   TEXTRON
                                     AUTOMOTIVE   C & A ASSET       C & A       ASSET        C & A          C & A      AUTOMOTIVE
                                     EXTERIORS,     SERVICES,     PLASTICS,   MANAGEMENT,   FABRICS,      PROPERTIES,  (ARGENTINA)
                                        INC       INC.- CONSOL      INC          INC.         INC.           INC.          INC.
                                      05-55958      05-55959      05-55960     05-55962     05-55963       05-55964     05-55965
                                    ------------  ------------  ------------  ----------  -------------  ------------  ------------
ASSETS
Cash                                      18,775             -         1,000           -       (28,738)        4,429         2,791
Accounts Receivable-Trade, net        32,875,957             -   100,730,753           -     7,546,962             -          (388)
Other Non-Trade Receivables            1,710,404             -     1,029,184      28,581       370,923             -        24,038
Inventories, net                      14,667,900             -     3,201,129           -    17,008,315             -             -
Tooling and Molding, net-current         171,661             -    41,075,280           -             -             -             -
Prepaids & Other Current Assets        2,834,741             -       465,946       2,100     3,549,985             -        26,834
Deferred Tax Assets-current                    -             -             -           -       915,400             -             -
                                    ------------  ------------  ------------  ----------  ------------   -----------   -----------
   TOTAL CURRENT ASSETS               52,279,437             -   146,503,290      30,681    29,362,846         4,429        53,275

Investments in Subsidiaries                    -   (17,789,881)   81,550,000           -             -             -             -
Fixed Assets, net                     64,776,536             -     7,839,158      23,365    39,374,901             -             -
Goodwill, net                        189,072,932             -   116,820,923           -   192,724,235             -       203,000
Deferred Tax Assets-Long Term                  -             -             -           -    (4,036,400)            -             -
Tooling and Molding, net-Long Term      (140,684)            -        37,019           -             -             -             -
Other Noncurrent Assets               (3,916,172)            -         9,420           -     5,600,427       111,252             -
Intercompany Assets                  (11,951,349)            -    (6,810,345)      5,753     7,982,009       (18,900)            -
PP IC Accounts Receivable            (31,324,219)     (126,097) (179,649,599) 13,761,968  (154,751,207)  157,073,380             -
                                    ------------  ------------  ------------  ----------  ------------   -----------   -----------
TOTAL ASSETS                         258,796,482   (17,915,978)  166,299,867  13,821,766   116,256,812   157,170,160       256,275
                                    ============  ============  ============  ==========  ============   ===========   ===========

LIABILITIES AND EQUITY
Notes Payable                                  -             -             -           -             -             -             -
Short Term Borrowings                          -             -             -           -             -             -             -
Advance on Receivables                         -             -             -           -             -             -             -
Current Portion-Long Term Debt                 -             -             -           -             -             -             -
Current Portion-Capital Leases                 -             -             -           -             -             -             -
Accounts Payable                      23,463,179             -       400,247         206     3,564,797             -             -
Accrued Interest Payable                       -             -             -           -             -             -             -
Accrued & Other Liabilities            3,405,321             -      (515,902)        544     3,356,144             -         8,597
Income Taxes Payable                           -             -             -           -             -             -             -
                                    ------------  ------------  ------------  ----------  ------------   -----------   -----------
TOTAL CURRENT LIABILITIES             26,868,500             -      (115,655)        750     6,920,941             -         8,597

LIABILITIES--SUBJECT TO COMPROMISE     7,128,000             -    61,822,739  (7,844,690)   20,498,343             -       178,544
                                    ------------  ------------  ------------  ----------  ------------   -----------   -----------
TOTAL LIABILITIES                     33,996,500             -    61,707,084  (7,843,940)   27,419,284             -       187,141

Total Equity                         224,799,982   (17,915,978)  104,592,782  21,665,706    88,837,527   157,170,160        69,134
                                    ------------  ------------  ------------  ----------  ------------   -----------   -----------
TOTAL LIABILITIES AND EQUITY         258,796,482   (17,915,978)  166,299,867  13,821,766   116,256,812   157,170,160       256,275
                                    ============  ============  ============  ==========  ============   ===========   ===========

                                     3 of 6

                          COLLINS AIKMAN CORPORATION
                                  OCTOBER 2005
                                DIP BALANCE SHEET

                                                                                                             M&C
                                       WICKES       C & A                       COMET         GAMBLE      ADVANCED
                                    MANUFACTURIN  INTERIORS,   C & A EUROPE,  ACOUSTICS,   DEVELOPMENT    PROCESSES,   BECKER GROUP,
                                     G COMPANY       INC           INC.           INC.          CO.          INC           LLC
                                      05-55968     05-55970      05-55971      05-55972      05-55974     05-55976       05-55977
                                    ------------ ------------  ------------- ------------  ------------  ------------  -------------
ASSETS
Cash                                          -             -             -             -             -             -        29,665
Accounts Receivable-Trade, net                -             -             -      (145,318)            -       315,966    18,405,362
Other Non-Trade Receivables                   -             -             -             -             -             -       149,207
Inventories, net                              -             -             -             -             -             -     4,092,463
Tooling and Molding, net-current              -             -             -             -             -             -    17,352,599
Prepaids & Other Current Assets               -             -             -             -             -        81,905       820,028
Deferred Tax Assets-current                   -             -             -             -             -             -             -
                                    -----------  ------------  ------------  ------------  ------------  ------------  ------------
   TOTAL CURRENT ASSETS                       -             -             -      (145,318)            -       397,871    40,849,324

Investments in Subsidiaries                   -   200,858,103   120,915,758             -             -             -             -
Fixed Assets, net                             -             -             -             -             -       112,489    23,711,267
Goodwill, net                                 -             -             -             -             -    (5,463,632)  132,589,075
Deferred Tax Assets-Long Term                 -             -             -             -             -             -             -
Tooling and Molding, net-Long Term            -             -             -             -             -             -        65,382
Other Noncurrent Assets                       -             -             -             -             -             -     2,683,818
Intercompany Assets                       9,425             -             -        58,463             -             -     2,116,086
PP IC Accounts Receivable            (8,886,636) (145,234,274)   (1,135,736)         (510)   (1,842,290)    2,040,762  (152,101,647)
                                    -----------  ------------  ------------  ------------  ------------  ------------  ------------
TOTAL ASSETS                         (8,877,211)   55,623,829   119,780,021       (87,365)   (1,842,290)   (2,912,509)   49,913,306
                                    ===========  ============  ============  ============  ============  ============  ============

LIABILITIES AND EQUITY
Notes Payable                                 -             -             -             -             -             -             -
Short Term Borrowings                         -             -             -             -             -             -             -
Advance on Receivables                        -             -             -             -             -             -             -
Current Portion-Long Term Debt                -             -             -             -             -             -             -
Current Portion-Capital Leases                -             -             -             -             -             -             -
Accounts Payable                              -             -             -             -             -             -     2,664,944
Accrued Interest Payable                      -             -             -             -             -             -             -
Accrued & Other Liabilities          (9,880,958)            -             -             -             -        18,750     1,578,378
Income Taxes Payable                          -             -             -             -             -             -             -
                                    -----------  ------------  ------------  ------------  ------------  ------------  ------------
TOTAL CURRENT LIABILITIES            (9,880,958)            -             -             -             -        18,750     4,243,322

LIABILITIES--SUBJECT TO COMPROMISE   (1,472,470)            -             -             -      (561,743)        6,677    13,625,240
                                    -----------  ------------  ------------  ------------  ------------  ------------  ------------
TOTAL LIABILITIES                   (11,353,429)            -             -             -      (561,743)       25,427    17,868,563

Total Equity                          2,476,218    55,623,829   119,780,021       (87,365)   (1,280,547)   (2,937,937)   32,044,743
                                    -----------  ------------  ------------  ------------  ------------  ------------  ------------
TOTAL LIABILITIES AND EQUITY         (8,877,211)   55,623,829   119,780,021       (87,365)   (1,842,290)   (2,912,509)   49,913,306
                                    ===========  ============  ============  ============  ============  ============  ============

                                     4 of 6

                          COLLINS AIKMAN CORPORATION
                                  OCTOBER 2005
                                DIP BALANCE SHEET

                                   TEXTRON AUTO                    C & A                   C & A CARPET
                                     OVERSEAS        CW        AUTOMOTIVE     C & A CARPET     AND       TEXTRON AUTO     C & A
                                   INVESTMENT,   MANAGEMENT  INTERNATIONAL,  AND ACOUSTICS  ACOUSTICS    INTERNATIONAL (GIBRALTAR)
                                       INC          CORP.         INC.         (TN), INC.   (MI), INC.   SERVICES, INC   LIMITED
                                    05-55978      05-55979     05-55980        05-55984      05-55982       05-55985     05-55989
                                   ------------  ----------  --------------  ------------- ------------  ------------- -----------
ASSETS
Cash                                          -          -                -        53,373             -             -        1,912
Accounts Receivable-Trade, net                -          -                -     6,715,765             -             -            -
Other Non-Trade Receivables                   -          -                -         1,319        25,000             -            -
Inventories, net                              -          -                -     1,951,608             -             -            -
Tooling and Molding, net-current              -          -                -       304,177             -             -            -
Prepaids & Other Current Assets               -      2,500                -       800,459             -             -            -
Deferred Tax Assets-current                   -          -                -             -             -             -            -
                                   ------------  ---------   --------------  ------------  ------------  ------------  -----------
   TOTAL CURRENT ASSETS                       -      2,500                -     9,826,701        25,000             -        1,912

Investments in Subsidiaries                   -          -                -             -             -             -  120,948,761
Fixed Assets, net                             -          -                -     6,517,044             -             -            -
Goodwill, net                                 -          -                -             -             -    (2,601,844)           -
Deferred Tax Assets-Long Term                 -          -                -             -             -             -            -
Tooling and Molding, net-Long Term            -          -                -       (26,755)            -             -            -
Other Noncurrent Assets                       -          -                -        45,008             -             -            -
Intercompany Assets                           -   (417,696)               -    (1,789,536)            -       (17,492)     (15,565)
PP IC Accounts Receivable                     -  2,391,015                -      (997,181)    4,186,278       856,208       32,732
                                   ------------  ---------   --------------  ------------  ------------  ------------  -----------
TOTAL ASSETS                                  -  1,975,819                -    13,575,280     4,211,278    (1,763,129) 120,967,840
                                   ============  =========   ==============  ============  ============  ============  ===========

LIABILITIES AND EQUITY
Notes Payable                                 -          -                -             -             -             -            -
Short Term Borrowings                         -          -                -             -             -             -            -
Advance on Receivables                        -          -                -             -             -             -            -
Current Portion-Long Term Debt                -          -                -             -             -             -            -
Current Portion-Capital Leases                -          -                -             -             -             -            -
Accounts Payable                              -          -                -       884,884             -             -            -
Accrued Interest Payable                      -          -                -             -             -             -            -
Accrued & Other Liabilities                   -   (417,696)               -       516,375             -        95,112        7,625
Income Taxes Payable                          -          -                -             -             -             -       18,853
                                   ------------  ---------   --------------  ------------  ------------  ------------  -----------
TOTAL CURRENT LIABILITIES                     -   (417,696)               -     1,401,259             -        95,112       26,477

LIABILITIES--SUBJECT TO COMPROMISE            -  2,229,499                -     3,417,391           214             -            -
                                   ------------  ---------   --------------  ------------  ------------  ------------  -----------
TOTAL LIABILITIES                             -  1,811,804                -     4,818,651           214        95,112       26,477

Total Equity                                  -    164,015                -     8,756,630     4,211,064    (1,858,241) 120,941,363
                                   ------------  ---------   --------------  ------------  ------------  ------------  -----------
TOTAL LIABILITIES AND EQUITY                  -  1,975,819                -    13,575,280     4,211,278    (1,763,129) 120,967,840
                                   ============  =========   ==============  ============  ============  ============  ===========

                                     5 of 6

                          COLLINS AIKMAN CORPORATION
                                  OCTOBER 2005
                                DIP BALANCE SHEET

                                                       NEW                         C&A
                                      TEXTRON       BALTIMORE       C&A        AUTOMOTIVE
                                    AUTOMOTIVE      HOLDINGS,    AUTOMOTIVE     SERVICES,
                                    (ASIA) INC.        LLC       MATS, LLC         LLC
                                     05-55991        05-55992     05-55969      05-55981
                                    ------------  ------------  ------------  ------------
ASSETS
Cash                                      84,866             -             -             -
Accounts Receivable-Trade, net                 -        66,903             -             -
Other Non-Trade Receivables               34,763             -             -             -
Inventories, net                               -             -             -             -
Tooling and Molding, net-current               -             -             -             -
Prepaids & Other Current Assets           10,797        77,228             -             -
Deferred Tax Assets-current                    -             -             -             -
                                    ------------  ------------  ------------  ------------
   TOTAL CURRENT ASSETS                  130,427       144,132             -             -

Investments in Subsidiaries                    -             -             -             -
Fixed Assets, net                         64,071       671,385             -             -
Goodwill, net                           (635,460)    2,048,703             -             -
Deferred Tax Assets-Long Term                  -             -             -             -
Tooling and Molding, net-Long Term             -             -             -             -
Other Noncurrent Assets                        -             -             -             -
Intercompany Assets                     (353,544)      106,639             -             -
PP IC Accounts Receivable               (858,651)   (2,694,049)            -             -
                                    ------------  ------------  ------------  ------------
TOTAL ASSETS                          (1,653,157)      276,809             -             -
                                    ============  ============  ============  ============

LIABILITIES AND EQUITY
Notes Payable                                  -             -             -             -
Short Term Borrowings                          -             -             -             -
Advance on Receivables                         -             -             -             -
Current Portion-Long Term Debt                 -             -             -             -
Current Portion-Capital Leases                 -             -             -             -
Accounts Payable                               -        82,825             -             -
Accrued Interest Payable                       -             -             -             -
Accrued & Other Liabilities                8,358             -             -             -
Income Taxes Payable                           -             -             -             -
                                    ------------  ------------  ------------  ------------
TOTAL CURRENT LIABILITIES                  8,358        82,825             -             -

LIABILITIES--SUBJECT TO COMPROMISE             -       640,165             -             -
                                    ------------  ------------  ------------  ------------
TOTAL LIABILITIES                          8,358       722,990             -             -

Total Equity                          (1,661,516)     (446,181)            -             -
                                    ------------  ------------  ------------  ------------
TOTAL LIABILITIES AND EQUITY          (1,653,157)      276,809             -             -
                                    ============  ============  ============  ============

                                     6 of 6

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                               As of October 2005

                                                                  C A CAN                                      DURA
                                                        COLLINS & DOMESTIC                                  CONVERTIBLE    C & A
                                                         AIKMAN   HOLDING      C & A       JPS_AUTOMOTIVE,    SYSTEMS,  DEVELOPMENT
                                                         PARENT   COMPANY   PRODUCTS CO.        INC.            INC         CO.
                                             TOTAL      05-55927  05-55930    05-55932        05-55935       05-55942     05-55943
                                         -------------  --------- --------  -------------  ---------------  ----------- -----------
A/P - Trade - Pre Petition                 223,799,976          -        -     45,184,344       19,833,041   10,376,183           -
A/P - Rec'd - Not Invoiced Pre Petition     12,882,153          -        -              -          695,420      221,738           -
A/P - Pre Petition Other                   (46,650,673)         -        -     (3,707,558)      (3,915,469)           -           -
A/P - Tooling                               57,493,632          -        -              -                -            -           -
A/P - Capital                                1,831,368          -                       -          103,885            -           -

PP Short Term Borrowings                             -          -        -              -                -            -           -
PP Accrued Liabilities                      71,447,518          -        -     79,552,094          388,515       81,471           -
PP Accrued Local Property Tax                1,156,962          -        -        (44,073)         331,009            -           -
PP Accrued Sales & Use Tax                    (329,962)         -        -       (261,258)          65,364            -           -
PP Environmental Reserve                    34,213,880          -        -     34,213,880                -            -           -
PP Disc Ops Reserve                                  -          -        -              -                -            -           -
PP Restructuring Reserve                    14,467,549          -        -     14,467,549                -            -           -
PP Long Term Debt                        1,587,697,736          -        -  1,587,697,736                -            -           -
PP Capital Leases                              345,555          -                 345,555                -            -           -

Long Term Debt                                       -          -        -              -                -            -           -
Capital Lease Obligations-Long Term                  -          -        -              -                -            -           -
Deferred Income Taxes                       20,831,599          -        -     20,831,599                -            -           -
Minority Interest in Consol Subs                     -          -        -              -                -            -           -
Preferred Stock of Products Co             222,875,520          -        -    222,875,520                -            -           -
Other Noncurrent Liabilities               144,525,559          -             140,714,908        2,573,846    1,401,326           -

                                         -------------  --------- --------  -------------  ---------------  ----------- -----------
LIABILITIES SUBJECT TO COMPROMISE        2,346,588,371          -        -  2,141,870,296       20,075,611   12,080,717           -
                                         =============  ========= ========  =============  ===============  =========== ===========

                                     1 of 6

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                               As of October 2005

                                                                                                         TEXTRON
                                                                   AMCO         C & A         C & A     AUTOMOTIVE    BRUT
                                                     SOUTHWEST  CONVERTIBLE  INTERNATIONAL  ACCESSORY   INTERIORS,  PLASTICS,
                                         OWOSSO, MI  LAMINATES    FABRICS        CORP.      MATS, INC.     INC.        INC.
                                          05-55946   05-55948    05-55949      05-55951      05-55952    05-55956   05-55957
                                         ----------  ---------  -----------  -------------  ----------  ----------  ---------
A/P - Trade - Pre Petition               1,315,926     859,627    1,423,097              -   7,303,574  61,382,708          -
A/P - Rec'd - Not Invoiced Pre Petition    281,835           -            -              -           -     963,854          -
A/P - Pre Petition Other                    68,183           -            -              -           -  (2,752,076)         -
A/P - Tooling                                    -           -            -              -           -           -          -
A/P - Capital                                    -           -            -              -           -         825          -

PP Short Term Borrowings                         -           -            -              -           -           -          -
PP Accrued Liabilities                           -     130,972            -              -           -   1,327,452          -
PP Accrued Local Property Tax                    -      31,656            -              -           -     328,945          -
PP Accrued Sales & Use Tax                       -           -            -              -           -       8,787          -
PP Environmental Reserve                         -           -            -              -           -           -          -
PP Disc Ops Reserve                              -           -            -              -           -           -          -
PP Restructuring Reserve                         -           -            -              -           -           -          -
PP Long Term Debt                                -           -            -              -           -           -          -
PP Capital Leases                                -           -            -              -           -           -          -

Long Term Debt                                   -           -            -              -           -           -          -
Capital Lease Obligations-Long Term              -           -            -              -           -           -          -
Deferred Income Taxes                            -           -            -              -           -           -          -
Minority Interest in Consol Subs                 -           -            -              -           -           -          -
Preferred Stock of Products Co                   -           -            -              -           -           -          -
Other Noncurrent Liabilities                     -           -            -              -     260,475     (42,004)         -

                                         ---------   ---------  -----------  -------------  ----------  ----------  ---------
LIABILITIES SUBJECT TO COMPROMISE        1,665,943   1,022,255    1,423,097              -   7,564,049  61,218,492          -
                                         =========   =========  ===========  =============  ==========  ==========  =========

                                     2 of 6

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                               As of October 2005

                                          TEXTRON     C & A ASSET                                                        TEXTRON
                                         AUTOMOTIVE    SERVICES,     C & A     WICKES ASSET                     C & A    AUTOMOTIVE
                                         EXTERIORS,      INC.      PLASTICS,    MANAGEMENT,  C & A FABRICS,  PROPERTIES, (ARGENTINA)
                                           INC         - CONSOL       INC         INC.           INC.          INC.        INC.
                                         05-55958      05-55959     05-55960     05-55962       05-55963      05-55964    05-55965
                                         -----------  ----------- -----------  ------------  --------------  ----------- -----------
A/P - Trade - Pre Petition                37,903,599            -   4,116,866       169,019      17,774,482            -     178,544
A/P - Rec'd - Not Invoiced Pre Petition    8,904,775            -       8,296             -               -            -           -
A/P - Pre Petition Other                 (35,864,997)           -    (197,510)            -          (4,610)           -           -
A/P - Tooling                                      -            -  57,493,632             -               -            -           -
A/P - Capital                                      -            -           -             -       1,726,657            -           -

PP Short Term Borrowings                           -            -           -             -               -            -           -
PP Accrued Liabilities                    (3,913,513)           -     401,456    (8,013,709)        753,838            -           -
PP Accrued Local Property Tax                200,764            -           -             -         247,977            -           -
PP Accrued Sales & Use Tax                  (142,855)           -           -             -               -            -           -
PP Environmental Reserve                           -            -           -             -               -            -           -
PP Disc Ops Reserve                                -            -           -             -               -            -           -
PP Restructuring Reserve                           -            -           -             -               -            -           -
PP Long Term Debt                                  -            -           -             -               -            -           -
PP Capital Leases                                  -            -           -             -               -            -           -

Long Term Debt                                     -            -           -             -               -            -           -
Capital Lease Obligations-Long Term                -            -           -             -               -            -           -
Deferred Income Taxes                              -            -           -             -               -            -           -
Minority Interest in Consol Subs                   -            -           -             -               -            -           -
Preferred Stock of Products Co                     -            -           -             -               -            -           -
Other Noncurrent Liabilities                  40,227            -           -             -               -            -           -

                                         -----------  ----------- -----------  ------------  --------------  ----------- -----------
LIABILITIES SUBJECT TO COMPROMISE          7,128,000            -  61,822,739    (7,844,690)     20,498,343            -     178,544
                                         ===========  =========== ===========  ============  ==============  =========== ===========

                                     3 of 6

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                               As of October 2005

                                                                                                               M & C
                                            WICKES                                     COMET       GAMBLE     ADVANCED    BECKER
                                         MANUFACTURING       C & A     C & A EUROPE, ACOUSTICS, DEVELOPMENT  PROCESSES,    GROUP,
                                            COMPANY     INTERIORS, INC     INC.         INC.        CO.         INC         LLC
                                           05-55968        05-55970      05-55971     05-55972    05-55974    05-55976    05-55977
                                         -------------  -------------- ------------- ---------- -----------  ----------  ----------
A/P - Trade - Pre Petition                      26,620               -             -          -         (71)      6,677  12,438,439
A/P - Rec'd - Not Invoiced Pre Petition              -               -             -          -           -           -   1,806,235
A/P - Pre Petition Other                             -               -             -          -           -           -    (300,418)
A/P - Tooling                                        -               -             -          -           -           -           -
A/P - Capital                                        -               -             -          -           -           -           -

PP Short Term Borrowings                             -               -             -          -           -           -           -
PP Accrued Liabilities                        (627,515)              -             -          -    (561,672)          -    (319,016)
PP Accrued Local Property Tax                        -               -             -          -           -           -           -
PP Accrued Sales & Use Tax                           -               -             -          -           -           -           -
PP Environmental Reserve                             -               -             -          -           -           -           -
PP Disc Ops Reserve                                  -               -             -          -           -           -           -
PP Restructuring Reserve                             -               -             -          -           -           -           -
PP Long Term Debt                                    -               -             -          -           -           -           -
PP Capital Leases                                    -               -             -          -           -           -           -

Long Term Debt                                       -               -             -          -           -           -           -
Capital Lease Obligations-Long Term                  -               -             -          -           -           -           -
Deferred Income Taxes                                -               -             -          -           -           -           -
Minority Interest in Consol Subs                     -               -             -          -           -           -           -
Preferred Stock of Products Co                       -               -             -          -           -           -           -
Other Noncurrent Liabilities                  (871,576)              -             -          -           -           -           -

                                         -------------  -------------- ------------- ---------- -----------  ----------  ----------
LIABILITIES SUBJECT TO COMPROMISE           (1,472,470)              -             -          -    (561,743)      6,677  13,625,240
                                         =============  ============== ============= ========== ===========  ==========  ==========

                                     4 of 6

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                               As of October 2005

                                         TEXTRON AUTO                 C & A                      C & A
                                           OVERSEAS       CW       AUTOMOTIVE    C & A CARPET CARPET AND  TEXTRON AUTO     C & A
                                         INVESTMENT,  MANAGEMENT INTERNATIONAL, AND ACOUSTICS  ACOUSTICS INTERNATIONAL  (GIBRALTAR)
                                             INC        CORP.         INC.        (TN), INC.  (MI), INC. SERVICES, INC    LIMITED
                                           05-55978    05-55979     05-55980       05-55984    05-55982     05-55985     05-55989
                                         ------------ ---------- -------------- ------------- ---------- -------------  -----------
A/P - Trade - Pre Petition                          -          -              -     3,339,062        214             -            -
A/P - Rec'd - Not Invoiced Pre Petition             -          -              -             -          -             -            -
A/P - Pre Petition Other                            -          -              -             -          -             -            -
A/P - Tooling                                       -          -              -             -          -             -            -
A/P - Capital                                       -          -              -             -          -             -            -

PP Short Term Borrowings                            -          -              -             -          -             -            -
PP Accrued Liabilities                              -  2,229,499              -        17,646          -             -            -
PP Accrued Local Property Tax                       -          -              -        60,684          -             -            -
PP Accrued Sales & Use Tax                          -          -              -             -          -             -            -
PP Environmental Reserve                            -          -              -             -          -             -            -
PP Disc Ops Reserve                                 -          -              -             -          -             -            -
PP Restructuring Reserve                            -          -              -             -          -             -            -
PP Long Term Debt                                   -          -              -             -          -             -            -
PP Capital Leases                                   -          -              -             -          -             -            -

Long Term Debt                                      -          -              -             -          -             -            -
Capital Lease Obligations-Long Term                 -          -              -             -          -             -            -
Deferred Income Taxes                               -          -              -             -          -             -            -
Minority Interest in Consol Subs                    -          -              -             -          -             -            -
Preferred Stock of Products Co                      -          -              -             -          -             -            -
Other Noncurrent Liabilities                        -          -              -             -          -             -            -

                                         ------------ ---------- -------------- ------------- ---------- -------------  -----------
LIABILITIES SUBJECT TO COMPROMISE                   -  2,229,499              -     3,417,391        214             -            -
                                         ============ ========== ============== ============= ========== =============  ===========

                                     5 of 6

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                               As of October 2005

                                                         NEW                     C&A
                                           TEXTRON    BALTIMORE     C&A      AUTOMOTIVE
                                          AUTOMOTIVE  HOLDINGS,  AUTOMOTIVE   SERVICES,
                                         (ASIA) INC.     LLC     MATS, LLC       LLC
                                           05-55991    05-55992   05-55969    05-55981
                                         -----------  ---------  ----------  ----------
A/P - Trade - Pre Petition                         -    168,025           -           -
A/P - Rec'd - Not Invoiced Pre Petition            -          -           -           -
A/P - Pre Petition Other                           -     23,783           -           -
A/P - Tooling                                      -          -           -           -
A/P - Capital                                      -          -           -           -

PP Short Term Borrowings                           -          -           -           -
PP Accrued Liabilities                             -          -           -           -
PP Accrued Local Property Tax                      -          -           -           -
PP Accrued Sales & Use Tax                         -          -           -           -
PP Environmental Reserve                           -          -           -           -
PP Disc Ops Reserve                                -          -           -           -
PP Restructuring Reserve                           -          -           -           -
PP Long Term Debt                                  -          -           -           -
PP Capital Leases                                  -          -           -           -

Long Term Debt                                     -          -           -           -
Capital Lease Obligations-Long Term                -          -           -           -
Deferred Income Taxes                              -          -           -           -
Minority Interest in Consol Subs                   -          -           -           -
Preferred Stock of Products Co                     -          -           -           -
Other Noncurrent Liabilities                       -    448,358           -           -

                                         -----------  ---------  ----------  ----------
LIABILITIES SUBJECT TO COMPROMISE                  -    640,165           -           -
                                         ===========  =========  ==========  ==========

                                     6 of 6